SETTLEMENT AGREEMENT, WAIVER, RELEASE OF CLAIMS AND EXCHANGE AGREEMENT

This Settlement Agreement, Waiver, Release of Claims and Exchange Agreement (this "***Agreement***"), dated April 26, 2021 (the "***Effective Date***"), is entered into by and between Rogue One, Inc., a Nevada corporation (formerly known as Fresh Promise Foods, Inc.) with principal offices at 3416 Shadybrook Drive, Midwest City, Oklahoma 73110 (the "***Company***") and Union Capital, LLC, a Nevada limited liability company with principal offices at 390 Whalley Avenue, New Haven Connecticut 06511 and including, but not limited to, on behalf of all holders of the membership interests of Union Capital, LLC (the "***Investor***"). As used herein, the term "***Parties***" shall refer to the Company and the Investor jointly and the Parties agree that this Agreement is entered into in San Diego, California.

WHEREAS:

A. The Parties each acknowledge and agree that the Company previously and during the period from February 12, 2015 through September 4, 2015 issued to the Investor five (5) promissory notes aggregating a principal amount of Two Hundred Seventy-One Thousand Nine Hundred Sixty-Five Dollars and Forty-Five Cents ($271,965.45) (collectively as the "***Prior Notes***").

B. Each of the Prior Notes was issued pursuant to certain investment agreements entered into by and between the Company and the Investor (the '***Issuance Transactions***") together with certain representations made by the Investor to the Company.

C. Each of the Prior Notes were issued with a restricted securities legend pursuant to certain claims of exemption to the registration requirements of Section 5 of the *Securities Act of 1933*, as amended (the "***1933 Act***") and certain claims of exemption made by the Company to the qualification requirements of applicable state securities laws.

D. The Investor acknowledges and agrees that prior to acquiring the first of the five (5) Prior Notes, it had a pre-existing relationship with one (1) or more officers and/or directors of the Company and that the Company's issuance of each of the Prior Notes was not the result of any advertising or general solicitation.

E. The Investor warrants and represents that he holds and has held since the Issuance Transactions, all legal and equitable rights to each of the Prior Notes and that it has the full and unencumbered right to transfer and assign all such rights to the Company free from any rights or interests of any third party including, but not limited to, all legal and equitable rights arising out of each of the Prior Notes.

F. The Investor has held each of the Prior Notes continuously since the date at which each was acquired from the Company.

G. The Investor acknowledges and agrees that each of the holders of the outstanding membership interests of the Investor have reviewed and approved this Agreement and duly authorized the Investor's manager to execute and deliver an executed copy of this Agreement to the Company in accordance with the requirements of the Investor's operating agreement (regulations) and Nevada law.

H. The Investor warrants and represents that at all times prior to each of the five (5) Issuance Transactions and as of both the date of this Agreement and as of the date of the transactions that are the subject of this Agreement: (1) the Investor is an "***accredited investor***" as that term is defined in Rule 501 of the 1933 Act; (2) each of the current holders of the membership interests issued by the Investor (the "***Membership Interestholders***") is an "***accredited investor***"; (2) the Investor is sophisticated and experienced in acquiring the securities of small, early-stage public companies that have no history of generating and sustaining sales revenues, profits, or positive cash flow for any period of time; (3) The Investor is able to withstand the Total Loss of its investment; and (4) prior to entering into this Agreement, the Investor reviewed and evaluated the High Risks and uncertainties associated with acquiring the Ten Million Nine Hundred Thousand (10,900,00) shares of the Company's common stock (par value $0.00001) (the "***Subject Shares***") including, but not limited to, those risks set forth in Item 1A of the Company's Annual Report on Form 10-K for the period ending December 31, 2020 (the "***2020 Form 10-K***") and (4) the Investor has had a sufficient opportunity to ask questions of the Company's officers and Directors regarding the Company's financial condition and its business strategy and plans and to receive answers to all said questions that has allowed the Investor to make an informed investment decision regarding the Investor's acquisition of the Subject Shares in exchange for the surrender and release of the Prior Notes and of all rights and claims that it may have and arising out of the Prior Notes.

I. The Investor warrants and represents that at all times hereunder and as of the date of this Agreement, the Investor holds all right, title, and interest in and to each of the Prior Notes including, but not limited to, all right, title and interest in and to all legal and equitable rights to the aggregate amount of unpaid principal and interest on the Notes with a free and unencumbered right to convey all right, title and interest to the Notes and all legal and equitable rights held by the owner and holder of the Prior Notes.

J. Except for Investor's surrender and delivery of the Prior Notes to the Company and the Investor's full and faithful performance of its obligations to the Company as set forth herein, the Investor is not and will not be giving any other consideration to the Company.

K. The Investor understands that as set forth in the 2020 Form 10-K and elsewhere in the Company's other filings with the Securities and Exchange Commission: (1) the Company has not, at any time, paid any dividends to holders of its Common Stock and there are no present plans to pay any such dividends; and (2) the Company's Common Stock is traded on a limited and sporadic basis and there is no likelihood that the Company's Common Stock will ever trade on a liquid and continuous basis at any time in the future.

L. The Parties warrant and represent that the purpose of this Agreement is generally as follows: (1) they seek to fully and forever waive and release all claims, both known and unknown, that each has or may have against any the other party whether arising out of the issuance of the Prior Notes or otherwise and whether in tort or contract (the "***Subject Claims***"); (2) for each of the Parties to fully and without qualification, indemnify and hold all other Parties harmless from and against any claims that either party has or may have against the other party, both known and unknown; and (3) to allow the Company to undertake the issuance of the Subject Shares to the Investor pursuant to the exemption provided by Section 3(a)((9) of the 1933 Act in exchange for the Prior Notes.

M. The Parties acknowledge and agree that this Agreement supersedes and replaces all prior and contemporaneous oral and written agreements and understandings between the Parties hereto with respect to the subject matter of this Agreement.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS

1.01 Incorporation of Recitals. Each and every one of the foregoing recitals (as set forth on the first, second and third page of this Agreement (Recitals "***A***" through "***M***" herein) are entirely contractual in nature and are incorporated herein as part of this Agreement as a material term of this Agreement.

1.02 No Admission of Liability. This Agreement shall not be construed as an admission by any Party of any validity or invalidity of such Party's claims or defenses in any action or proceeding. Neither this Agreement's terms nor the fact of this Agreement shall be offered or received in evidence or be admissible for any reason in any form in any action or proceeding in any court or tribunal (other than an action to enforce the terms hereof), or used, publicized or disclosed in any manner as an admission, concession or evidence of any liability or wrongdoing of any nature by any Party.

1.03 Release of Claims. In consideration of the Company's issuance of the Subject Shares to the Investor as set forth in Section 3.00 of this Agreement:

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1.03.01 The Investor, on its own behalf and on behalf of each of its successors in interest, and assigns hereby fully and forever releases, acquits and discharges all other parties to this Agreement, and their respective heirs, successors in interest, officers, directors, shareholders, agents, employees, assigns, subsidiaries, parent corporations, sister corporations, affiliates, trustees, trustors, beneficiaries, attorneys, and each of them (all of which collectively as the "***Company Persons***"), of and from any and all liabilities, claims, demands, actions, causes of action and rights (contingent, accrued or otherwise) which they may have against the Company, the Company Persons and all of them;

1.03.02 To the extent possible, the Parties intend that this Agreement constitute a rescission within the meaning of Internal Revenue Service ("***IRS***") Revenue Ruling 80-58 and applicable IRS rules and regulations thereunder and the Parties agree to report this Agreement and the transactions underlying this Agreement consistent with the meaning of a rescission thereunder.

1.03.03 Each of the Parties agree to furnish or cause to be furnished to each other upon request and as promptly as practicable such other reasonable information (including reasonable access to books and records) and such other reasonable information and reasonable assistance relating to this Agreement and the transactions that are the subject of this Agreement as is reasonably necessary for the filing of any tax or information return, for the preparation of any tax audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed tax adjustment.

1.04 Waiver of Statutory Rights. The Investor (including the Membership Interest holders) and the Company, on their own behalf and on behalf of each of their successors in interest, and assigns, hereby fully and forever waive all rights which may exist under Section 1542 of the Civil Code of the State of California, which provides as follows:

> **A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OF OR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.**

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1.05 Indemnification by the Investor and the Company. The Investor and the Company hereby indemnify each person and entity released and discharged, and their respective heirs, successors in interest, officers, directors, shareholders, agents, employees, assigns, subsidiaries, parent corporations, sister corporations, affiliates, trustees, trustors, beneficiaries, attorneys and each of them and shall hold them harmless from and against any and all loss, expense and/or liability arising directly or indirectly out of the enforcement or attempted enforcement by anyone against any such indemnitee of any of the same liabilities, claims, demands, actions, causes of action and rights released and discharged by the Investor, including, but not limited to, any claims, liabilities, or losses incurred by the Company arising out of or from the transactions set forth in this Agreement.

1.06 Representations and Warranties of the Investor. As a material inducement to the Company to enter into this Agreement, the Investor represent and warrant to the Company as follows:

1.06.01 Authority for Agreement. The Investor has the full power, authority and legal right and capacity to enter into and perform its obligations under this Agreement and each other document contemplated hereby to which it is or will be a party and to consummate the transactions contemplated hereby and thereby. The Investor and the current holders of the membership interests issued by the Investor have duly approved this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby such persons have authorized the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby. No other proceedings on the part of the Investor, whether by the officers, directors, membership interest holders, or otherwise, are necessary to approve and authorize the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby. This Agreement and any other documents contemplated hereby to which Investor is a party have been duly executed and delivered by them to the Company are legal, valid and binding obligations of them, enforceable against each of them in accordance with their respective terms.

1.06.02 No Violation to Result. The execution, delivery and performance by Investor of this Agreement and the other documents contemplated hereby and the consummation by the Parties of the transactions contemplated hereby and thereby, do not and will not, directly or indirectly (with or without notice or lapse of time): (i) violate, breach, conflict with, constitute a default under, accelerate or permit the acceleration of the performance required by any note, debt instrument, security agreement, mortgage or any other contract to which the Investor is a party or by which the Investor.

1.06.03 The Investor, the Membership Interestholders or any combination of them are not bound or any material law, judgment, decree, order, rule, regulation, permit, license or other legal requirement of any government authority applicable to the Investor and the Membership Interestholders or any combination of them; (ii) give any government authority or other person the right to challenge any of the transactions contemplated by this Agreement; or (iii) result in the creation or imposition of any encumbrance, lien, or claim, or the possibility of any encumbrance, lien or claim, or restriction in favor of any person as a result of or arising out of this Agreement, the transactions contemplated by this Agreement or both of them. No notice to, filing with, or consent of, any person is necessary in connection with this Agreement, is or will be triggered by, the execution, delivery or performance by the Investor, the Membership Interestholders or any of them as a result of this Agreement and the other documents contemplated hereby nor the consummation by the Investor of the transactions contemplated hereby or thereby.

1.07 Additional Representations and Warranties of the Investor. As a material inducement to the Company to enter into this Agreement, the Investor represents and warrants to the Company as follows:

1.07.1 Authority for Agreement. The Investor has full power, authority and legal right and capacity to enter into and perform Investor's obligations under this Agreement and each other document contemplated hereby to which Investor is or will be a party and to consummate the transactions contemplated hereby and thereby. The Investor's Articles of Organization and Investor's Operating Agreement (or Regulations) have been duly approved and the Investor's Manager(s) and curre3nt Membership Interestholders have duly approved this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby and has authorized the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby. No other proceedings on the part of Investor whether by the officers, directors, membership interest holders, or otherwise, are necessary to approve and authorize the execution, delivery and performance of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby. This Agreement and the other documents contemplated hereby to which the Investor is a party have been duly executed and delivered by Investor and are legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms.

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1.07.2 <u>No Violation to Result</u>. The execution, delivery and performance of this Agreement by the Investor and the other documents contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby, do not and will not, directly or indirectly (with or without notice or lapse of time): (i) violate, breach, conflict with, constitute a default under, accelerate or permit the acceleration of the performance required by any note, debt instrument, security agreement, mortgage or any other contract to which the Investor is a party or by which Investor is bound or any material law, judgment, decree, order, rule, regulation, permit, license or other legal requirement of any government authority applicable to Investor; or (ii) give any government authority or other person the right to challenge any of the transactions contemplated by

1.08 <u>Obligations of the Company RE: Filings and Disclosures</u>. The Company warrants and represents that no notice, filing with, or consent of, any person is necessary in connection with this Agreement is triggered by, the execution, delivery or performance by the Company of this Agreement and the other documents contemplated hereby nor the consummation by the Investor of the transactions contemplated hereby or thereby. Except that each of the Parties understand and agree that Company has an obligation to timely file a current report with the Securities and Exchange Commission on Form 8-K under the *Securities Exchange Act of 1934*, as amended (the "***1934 Act***") with respect to the transactions set forth in this Agreement and the contemplated consummation of the transactions contemplated hereby or thereby (the "***Current Report Filing Obligation***"). Except for the Current Report Filing Obligation, the Company has given all notices, made all filings and obtained all consents necessary for the consummation of the transactions contemplated herein.

2.0 <u>Mutual Release</u>.

2.01 <u>Release by the Investor and Release by the Company</u>. Investor on behalf of itself and its managers, members, officers, employees, agents, attorneys, successors and assigns, and any and all past and present such persons (collectively, the "***Releasing Parties***"), forever relieves, releases and discharges the Company and its directors, stockholders, officers, employees, agents, attorneys, successors and assigns, and any and all past and present such persons (collectively, the "***Released Parties***"), from any and all claims, counterclaims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses (including, but not limited to, attorneys' fees), damages, injuries, actions and causes of actions, of whatever kind or nature, whether legal or equitable, known or unknown, suspected or unsuspected, contingent or fixed (each a "***Claim***", and collectively, the "***Claims***"), that the Investor and/or any of the Releasing Parties may have that are based upon, relate to or arise out of the Issuance Transactions, all transactions or matters that occurred prior to this Agreement, the transactions underlying all prior oral or written understandings, agreements, or commitments entered into by

the Parties and all actions taken, directly or indirectly by the Parties prior to the Effective Date. Such release will not apply to or affect any breach of this Agreement or any other transaction entered into between the Investor and the Company after the Effective Date.

2.02 Release by the Investor. The Investor, on behalf of itself and the Releasing Parties, forever relieves, releases and discharges the Company and each of the Released Parties, from any and all Claims that the Investor or any of the Released Parties may have that are based upon, relate to or arise out of any matters, transactions, oral or written agreements, understandings or commitments between the Investor and the Released Parties. Such release will not apply to or affect any breach of this Agreement, the transactions underlying this Agreement, or both of them.

2.03 Release Representations. Each of the Parties hereto, for itself and on behalf of such Party's other respective releasing parties, represents, warrants and agrees that (a) such Party hereby waives any Claims such Party has against any of the parties it is releasing hereunder, (b) such Party covenants not to institute against any of the parties it is releasing hereunder any proceeding, suit or action, at law or in equity, of whatsoever kind or nature, whether criminal or civil, or in any way to aid in or encourage the institution or prosecution thereof, for damages, expenses, compensation, injunctive relief or otherwise, arising from or based upon any Claim, (c) none of the Claims such Party is releasing and waiving hereunder have been sold, assigned or otherwise transferred or encumbered (directly or indirectly) to any person or party whatsoever, (d) such Party has the full right and power to grant, execute and deliver the full and complete release and waiver contained herein, and (e) the release made by, and the representations, warranties, and covenants of the other Parties hereto, are accepted by each Party hereto as a material inducement to entering into and consummating the transactions contemplated by this Agreement.

2.04 Unknown Claims. Each Party hereto represents that it is not aware of any claim against or involving any Party it is releasing hereunder other than the Claims, all of which are released hereunder. Each Party hereto acknowledges that it has been advised by legal counsel and is familiar with the legal principle that provides that a general release does not extend to claims which the releasor does not know or suspect to exist in its favor at the time of executing the release, which if known by it must have materially affected its settlement with the releasee. Each Party hereto, being aware of said principle, agrees to expressly waive any rights to this effect, as well as under any other statute or common law principles of similar effect.

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3.00 Issuance of the Subject Shares to Investor by the Company. In consideration of the Investor's full and faithful performance of its obligations as set forth in this Agreement, the Company shall, within fifteen (15) business days after the Company's receipt of a fully-executed copy of this Agreement together with the Company's receipt of the Investor's federal tax identification number ("***TIN***") deliver to Investor a stock certificate representing the Subject Shares as registered in Investor's name at the address provided by Investor as shown below Investor's signature on this Agreement.

3.01 Investor's Delivery of a Completed Executed Copy of Exhibit B. Coincident with Investor's delivery of a completed and executed copy of this Agreement to the Company, the Investor shall also deliver a completed and executed copy of Exhibit B attached hereto.

4.00 Effect of a Breach. Each Party and agrees that the representations and warranties set forth in this Agreement are a material inducement to the other Parties entering into this Agreement. In the event of a breach of this Agreement, the breaching Party agrees that the non-breaching Party shall be entitled to temporary and permanent injunctive relief to enforce the provisions hereof, and that such relief may be granted without the necessity of proving actual damages. This provision with respect to injunctive relief shall not, however, diminish the right of the Parties to claim and recover damages, or to seek and obtain any other relief available to it at law or in equity, in addition to injunctive relief.

4.01 Matter of Exchange Offer Under Section 3(a)(9) of the 1933 Act. Both of the Parties acknowledge and agree that this Agreement and the transactions underlying this Agreement relating to the issuance and exchange of the Subject Shares in exchange for and the surrender of the Prior Notes (as well as all other consideration given or provided by the Investor hereunder) is undertaken pursuant to a claim to the exemption to the registration requirements of Section 5 of the 1933 Act as provided by Section 3(a)(9) of the 1933 Act. Each of the Parties agree to fully cooperate and timely assist the other party to this Agreement in defending and preserving the Company's claim to this exemption at any time and from time to time for a period of six (6) years from the Effective Date.

5.00 Miscellaneous.

5.01 No Admission of Liability. This Agreement shall not be construed as an admission by any Party of any validity or invalidity of such Party's claims or defenses in any action or proceeding. Neither this Agreement's terms nor the fact of this Agreement shall be offered or received in evidence or be admissible for any reason in any form in any action or proceeding in any court or tribunal (other than an action to enforce the terms hereof), or used, publicized or disclosed in any manner as an admission, concession or evidence of any liability or wrongdoing of any nature by any Party.

5.02 Further Assurances. At any time or from time to time after the Effective Date, at the request of a Party, and without further consideration, each of the Parties shall execute and deliver, or shall cause its respective affiliate(s) to execute and deliver, such other agreements, instruments, certifications or other documents as may be necessary or desirable to effectuate the transactions and fulfill its obligations under this Agreement.

5.03 Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each of the Parties consents to mandatory arbitration as set forth in Section 5.17 of this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum *non conveniens*, to the bringing of any such proceeding as set forth in Section 5.17 of this Agreement.

5.04 Waiver of Jury Trial. **EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY'S RIGHT TO DEMAND TRIAL BY JURY.**

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5.05 Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the Parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

5.06 Successors. This Agreement shall be binding upon the Parties and their respective heirs, legal representatives, successors and assigns and shall inure to the benefit of the Parties and their respective heirs, successors and assigns.

5.07 Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Parties to which such amendment and/or waiver applies.

5.08 Entire Agreement. This Agreement, together with all other documents contemplated herein, constitutes the sole and entire agreement between the Parties, whether written or oral, relating to the subject matter hereof and thereof. This Agreement may only be amended by the Parties in writing.

5.09 Expenses. Each Party shall pay its own legal fees and expenses incurred with respect to the Arbitration, any litigation, any dispute, and also the negotiation and drafting of this Agreement, and the transactions contemplated hereby.

5.10 Attorneys' Fees. In the event of any action at law or in equity or any arbitration to enforce or interpret the terms of this Agreement or any document executed in connection herewith, the Parties agree that the prevailing party shall be entitled to an award of the full amount of the attorneys' fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court's power to award fees and expenses for frivolous or bad faith pleading.

5.11 Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation), (b) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (c) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days' advance written notice similarly given to each of the other parties hereto):

If to the Buyer:

Rogue One, Inc.
Attn: Mr. Joe E. Poe, Jr., President
3416 Shady Brook Drive,
Midwest City, Oklahoma 73110
E-mail: joepoe2@yahoo.com

With a copy to: William M. Aul, Esq. at Bill@Aullaw.net

If to the Investor:

Union Capital, LLC
Attention: Yakov Borenstein, Managing Member
390 Whalley Avenue
New Haven, Connecticut 06511
E-mail: Conversions@ucapllc.com

With a copy to: Yechezkel Edelman Esq. at edelmanlawfirmllc@gmail.com

5.12 Counterparts. This Agreement may be signed in one or more counterparts, which together shall constitute one document. Additionally, facsimile signatures or signatures conveyed via e-mail in one or more counterparts of this Agreement shall be binding.

5.13 Third Party Beneficiaries. Except as expressly set forth herein, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the Parties, any rights, remedies, obligations, or liabilities of any nature whatsoever.

5.14 Acknowledgement. By executing this Agreement, each of the Parties evidences that it carefully read and fully understands all of the provisions of this Agreement. Each Party further acknowledges that, in executing this Agreement, it has not relied on any promise of future benefit or any statement of any of the Parties, or anyone representing any of the Parties, whether written or oral, not set forth in this Agreement.

5.15 Time is of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement.

5.16 Exhibit A and Exhibit B. A true and authentic photocopy of each of the five (5) Prior Notes is attached to Exhibit A. A statement of representation is attached hereto as Exhibit B. Exhibit A and B are an integral part of this Agreement and each is incorporated by reference herein.

5.17 Arbitration. (a) Any dispute or claim arising to or in any way related to this Agreement shall be settled by binding arbitration in San Diego, California but any dispute or controversy arising out of or interpreting this Agreement shall be settled in accordance with the laws of the State of California as if this Agreement were executed and all actions were performed hereunder within the State of California. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("*AAA*"); (b) AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration (except as set forth in Section 5.09 Above). A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations. The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration. The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

5.18 Construction; Joint Drafting. The Parties acknowledge that they have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed consistent with the joint drafting of this Agreement by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Effective Date.

THE COMPANY:

ROGUE ONE, INC.

BY: Joe E. Poe, Jr.

By: ______________________

Joe E. Poe, Jr., President

THE INVESTOR:

UNION CAPITAL, LLC

BY: Yakov Borenstein

By: ______________________

Yakov Borenstein, Managing Member

TIN of Investor: **EIN: 46-4896047**

[SIGNATURE PAGE TO SETTLEMENT AGREEMENT, WAIVER AND RELEASE OF CLAIMS AND EXCHANGE AGREEMENT]

[EXHIBIT A AND EXHIBIT B IMMEDIATELY FOLLOW THIS PAGE.]

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EXHIBIT A

A TRUE AUTHENTIC PHOTOCOPY OF EACH OF THE FIVE PRIOR NOTES IS ATTACHED

(EACH, AS ATTACHED)

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EXHIBIT B

STATEMENT OF REPRESENTATIONS BY UNION CAPITAL, LLC

The undersigned is the duly elected Manager of Union Capital, LLC, a Nevada limited liability company ("***Union Capital***") and hereby warrants and represents to Rogue One, Inc., a Nevada corporation (the "***Company***") and to all other persons including, but not limited to the broker and the FINRA-registered broker-dealer that assists Union Capital in any re-sale of the shares of the Common Stock of the Company that:

1. Union Capital does own more than five per cent (5.00%) but less than ten percent (10%) of the issued and outstanding shares of the Company.

2. Union Capital understands and agrees that at all times it is only a passive investor and it has no input or participation in the governance of the Company and no input or participation in the day to day operations of the Company.

I hereby confirm the foregoing:

Signed: [signature] Date: 5/3/2021

Name: (print): Yakov Borenstein

Title: Managing Member

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